UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2018

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On July 31, 2018, TransDigm Inc. and its subsidiary, TransDigm Receivables LLC, and the lenders under TransDigm’s accounts receivable securitization facility originated in October 2013 (the “Securitization Facility”) amended the Securitization Facility pursuant to a Tenth Amendment to the Receivables Purchase Agreement. The amendment to the Securitization Facility increases the borrowing capacity from $300 million to $350 million and extends the maturity date to July 31, 2019. As of June 30, 2018, the Company had borrowed $300 million under the Securitization Facility. The Securitization Facility is collateralized by substantially all of the Company’s domestic operations’ trade accounts receivable.
The foregoing summary of the amendment to the Securitization Facility does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tenth Amendment to the Receivables Purchase Agreement.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
The information set forth in Item 1.01 regarding the Securitization Facility is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Second Amendment to Employment Agreement with Jorge Valladares
On July 30, 2018, the Company entered into a Second Amendment to the Employment Agreement between the Company and Jorge Valladares dated October 23, 2013, as amended. The purpose of the amendment was to reflect Mr. Valladares’ previously announced change in title to Chief Operating Officer - Power & Controls, reflect the previously announced change in Mr. Valladares’ target incentive to 80% of his base salary, and to extend the term of agreement to October 1, 2023.  All other provisions of the employment agreement remain in place.
The foregoing description of the terms of the Second Amendment to Employment Agreement is qualified in its entirety by the full text of the amendment, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

10.1	Second Amendment to Employment Agreement, dated July 30, 2018, between TransDigm Group Incorporated and Jorge Valladares

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Michael Lisman
Michael Lisman
Chief Financial Officer

Date: August 3, 2018

Exhibit Index

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement, dated July 30, 2018, between TransDigm Group Incorporated and Jorge Valladares